SUPPLEMENT DATED MAY 1, 2012
TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")

INTEGRITY FUND OF FUNDS, INC.

Prospectus and SAI dated May 1, 2012

This Supplement updates certain information contained in the Prospectus and SAI dated May 1, 2012. You should retain this Supplement and the Prospectus and SAI for future reference.

Shareholders are generally entitled to 60 days' notice of material changes to and terminations of exchange privileges. The exchange privilege of Integrity Fund of Funds, Inc. (the "Fund") will be discontinued as of August 1, 2012. The Prospectus and SAI reflect the discontinuation of the exchange privilege. Accordingly, until August 1, 2012, the following modifications to the Prospectus and SAI apply.

Prospectus:

Until August 1, 2012, the text set forth under "Special Services—No Exchanges of Shares" is replaced in its entirety with the following:

Exchanging Shares

You may exchange shares for shares of other funds underwritten by Integrity Funds Distributor. Before requesting an exchange, review the prospectus of the fund you wish to acquire. You will not pay sales charges when exchanging between funds of the same class with identical sale charge schedules. Exchange purchases are subject to the minimum investment requirements of the fund purchased. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

If you exchange from a fund with a lower initial sales charge than the one into which you are exchanging (or from a fund with no sales charge), you will be required to pay a sales charge equal to the difference between the sales charge of the higher-load fund and the sales charge originally paid with respect to the exchanged shares. If you exchange into shares that are subject to a CDSC, for purposes of calculating the CDSC, your holding period will begin on the date you purchased the shares being exchanged.

For tax purposes, an exchange is a sale of shares, and may result in a taxable gain or loss followed by a purchase of shares of the fund into which you exchange. The Internal Revenue Service could however assert that a loss could not be currently deducted. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after the purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Please contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form or letter of instruction, both signed by all registered owners. Alternatively, you may make exchanges by telephone by calling Integrity Fund Services at 800-601-5593. The exchange privilege may be changed or discontinued at any time upon 60 days' notice to shareholders.

As of August 1, 2012, the above replacement text will no longer be effective.

SAI:

Until August 1, 2012, the last paragraph under the heading "Purchase and Redemption of Shares—Additional Information on Purchases and Redemptions" is replaced in its entirety with the following:

Exchanging Shares

As described in the Prospectus under "Special Services—Exchanging Shares," the Fund offers an exchange privilege pursuant to which a shareholder in the Fund may exchange some or all of his shares in any of the funds underwritten by Integrity Funds Distributor. The exchange privilege may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the applicable fund and consider the differences between it and the fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent. If you exchange from a fund with a lower initial sales charge than the one into which you are exchanging (or from a fund with no sales charge), you will be required to pay a sales charge equal to the difference between the sales charge of the higher-load fund and the sales charge (if any) originally paid with respect to the exchanged shares.

As of August 1, 2012, the above replacement text will no longer be effective.

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The information set forth in the Prospectus and SAI is superseded, to the extent applicable, by the information contained in this Supplement.

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Fund's Shareholder Services Department at (800) 601-5593.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE